UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

FITWAYVITAMINS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54204	27-0938396
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

c/o Chongquing Zhongbao Investment Group Limited Liability Company No. 7 Minsheng Road, Yuzhong District Chongqing The People’s Republic of China	400010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +86 023-86118735

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits:

99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the period ended December 31, 2010 of China Dahua Group International Holdings Property Ltd.

99.2	Unaudited Condensed Consolidated Financial Statements of China Dahua Group International Holdings Property Ltd. as of and for the three and six months ended December 31, 2010 and 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 31, 2011	FITWAYVITAMINS, INC.

	By:	/s/ Haoji Xia
Haoji Xia
Chairman, President, Chief Executive Officer, Chief Financial Officer and Secretary

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